UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2004 (November 30, 2004)

GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

One Gaylord Drive
Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Agreement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-4.1 INDENTURE 11/30/04
EX-4.2 REGISTRATION RIGHTS AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.

On November 17, 2004, Gaylord Entertainment Company (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and CIBC World Markets Corp. (the “Initial Purchasers”), to sell $225 million aggregate principal amount of its 6.75% senior notes due 2014 (the “Notes”) in a private placement in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Private Placement”). The Notes are expected to be resold by the Initial Purchasers to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company completed the sale of the Notes to the Initial Purchasers on November 30, 2004. The Purchase Agreement contains customary terms and conditions. As previously reported, the Company used $193.0 million of the net proceeds to repay the indebtedness under the Company’s Nashville hotel loan and will use the remaining net proceeds to provide capital for development of the Gaylord National hotel project, growth of the Company’s other businesses and other general corporate purposes.

The Company issued the Notes under an Indenture, dated November 30, 2004, among the Company, certain subsidiary guarantors (the “Guarantors”) and U.S. Bank National Association, as Trustee (the “Indenture”).

The Notes are general unsecured obligations of the Company and are guaranteed by the Guarantors. The Notes are pari passu in right of payment to any unsecured, unsubordinated indebtedness of the Company and are senior in right of payment to any subordinated indebtedness of the Company.

Interest on the Notes accrues at the rate of 6.75% per annum and is payable semi-annually in arrears on May 15 and November 15, beginning on May 15, 2005, and ending on the maturity date of November 15, 2014. At any time prior to November 15, 2007, the Company may redeem up to 35% of the aggregate principal amount of Notes at a redemption price of 106.750% of the principal amount thereof, plus accrued and unpaid interest and liquidated damages, if any, using proceeds of one or more equity offerings. On or after November 15, 2009, the Company may redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ notice. The redemption price for such a redemption (expressed as percentages of principal amount) is set forth below, plus accrued and unpaid interest and liquidated damages, if any, if redeemed during the twelve-month period beginning on November 15 of the years indicated below:

Year	Percentage
2009	103.375%
2010	102.250%
2011	101.125%
2012 and thereafter	100.000%

The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes. Upon the occurrence of a change in control (as defined in the Indenture), each holder of Notes may require the Company to repurchase all or a portion of the Notes in cash at a price equal to 101% of the principal amount of Notes to be repurchased, plus accrued and unpaid interest and liquidated damages, if any, thereon to the date of purchase.

The Indenture, among other things, limits the Company’s ability and the ability of its restricted subsidiaries’ to (1) borrow money or sell preferred stock; (2) create liens; (3) pay dividends on or redeem or repurchase stock; (4) make certain types of investments; (5) sell stock in the Company’s restricted subsidiaries; (6) restrict dividends or other payments from subsidiaries; (7) enter into transactions with affiliates; (8) issue guarantees of debt; and (9) sell assets or merge with other companies. These covenants are subject to a number of exceptions. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods) which include: nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

The offering and sale of the Notes were not registered under the Securities Act of 1933, as amended, and the Notes may not be reoffered or resold in the United States absent registration or an applicable exemption from registration requirements.

In connection with the issuance of the Notes, the Company, the Guarantors and the Initial Purchasers entered into a Registration Rights Agreement, dated November 30, 2004 (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, the Company and the Guarantors will file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) on or prior to 150 days after November 30, 2004, the closing date of the Notes offering. The Company and the Guarantors will use their reasonable best efforts to have the exchange offer registration statement declared effective by the SEC on or prior to 240 days after November 30, 2004, the closing date of the Notes offering. If (1) the Company and the Guarantors fail to file any of the registration statements required by the Registration Rights Agreement on or before the date specified for such filing; (2) any such registration statement is not declared effective by the SEC on or prior to the date specified for such effectiveness (the “Effectiveness Target Date”); (3) the Company and the Guarantors fail to consummate the exchange offer within 30 business days of the Effectiveness Target Date or (4) any of the registration statements required by the Registration Rights Agreement are declared effective but thereafter cease to be effective or usable in connection with resales or exchanges of Notes during the periods specified in the Registration Rights Agreement (such events referred to as “Registration Defaults”), then the Company and the Guarantors will pay liquidated damages to each Holder of Notes, with respect to the first 90-day period immediately following the occurrence of the first Registration Default in an amount equal to one-quarter of one percent (0.25%) per annum on the principal amount of Notes held by such holder. The amount of liquidated damages will increase by an additional one-quarter of one percent (0.25%) per annum on the principal amount of Notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages for all Registration Defaults of 1.0% per annum.

The Purchase Agreement, Indenture and Registration Rights Agreement are incorporated by reference or filed as exhibits to this Current Report on Form 8-K. The descriptions of the material terms of the Purchase Agreement, Indenture and Registration Rights Agreement are qualified in their entirety by reference to such exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Agreement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

4.1	Indenture, dated as of November 30, 2004, among Gaylord Entertainment Company, the guarantors listed therein and U.S. Bank National Association, as trustee.

4.2	Registration Rights Agreement, dated as of November 30, 2004, among Gaylord Entertainment Company, the guarantors listed therein, Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and CIBC World Markets Corp.

4.3	Form of 6.75% Senior Note due 2014 (incorporated by reference to Exhibit A to Exhibit 4.1 hereof).

10.1	Purchase Agreement, dated November 17, 2004, by and among Gaylord Entertainment Company, the guarantors listed therein, Deutsche Bank Securities Inc., Bank of America Securities LLC, Citigroup Global Markets Inc. and CIBC World Markets Corp. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on November 22, 2004).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: December 1, 2004	By:	/s/ Carter R. Todd
		Name:	Carter R. Todd
		Title:	Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit	Description

4.1	Indenture, dated as of November 30, 2004, among Gaylord Entertainment Company, the guarantors listed therein and U.S. Bank National Association, as trustee.

4.2	Registration Rights Agreement, dated as of November 30, 2004, among Gaylord Entertainment Company, the guarantors listed therein, Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and CIBC World Markets Corp.

4.3	Form of 6.75% Senior Note due 2014 (incorporated by reference to Exhibit A to Exhibit 4.1 hereof).

10.1	Purchase Agreement, dated November 17, 2004, by and among Gaylord Entertainment Company, the guarantors listed therein, Deutsche Bank Securities Inc., Bank of America Securities LLC, Citigroup Global Markets Inc. and CIBC World Markets Corp. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed on November 22, 2004).